Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Important Notice Regarding Fund Reorganization

Supplement Dated November 12, 2024, to the currently effective Guggenheim Funds Trust Prospectuses and Statement of Additional Information dated January 31, 2024, as supplemented from time to time

This supplement provides updated information beyond that contained in the Prospectuses and Statement of Additional Information and should be read in conjunction with the foregoing documents.

On November 4, 2024, the shareholders of Guggenheim World Equity Income Fund (the “Acquired Fund”), a series of Guggenheim Funds Trust, approved an Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund into New Age Alpha World Equity Income Fund, a series of New Age Alpha Funds Trust (the “Acquiring Fund” and the “Reorganization”). The Reorganization was effective as of the close of business on November 8, 2024. Accordingly, shareholders of the Acquired Fund became shareholders of the Acquiring Fund as of that time. All references to the Acquired Fund are hereby removed from the Prospectuses and Statement of Additional Information.

Please retain this supplement for future reference.

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